UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 5, 2016

INGRAM MICRO INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-12203	62-1644402
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3351 Michelson Drive, Suite 100

Irvine, CA 92612

(Address, including zip code of Registrant’s principal executive offices)

Registrant’s telephone number, including area code: (714) 566-1000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

Pursuant to that certain Agreement and Plan of Merger, dated as of February 17, 2016 (as amended on November 10, 2016, the “Merger Agreement”), by and among Ingram Micro Inc., a Delaware corporation (“Ingram Micro” or the “Company”), Tianjin Tianhai Investment Company, Ltd., a joint stock company existing under the laws of the People’s Republic of China (the “PRC”) (“Tianjin Tianhai”) and GCL Acquisition, Inc., a Delaware corporation (“Merger Sub”), on December 5, 2016, Merger Sub merged with and into Ingram Micro (the “Merger”), with Ingram Micro surviving the Merger as an indirect, controlled subsidiary of Tianjin Tianhai. Tianjin Tianhai’s largest shareholder is HNA Logistics Group Co., Ltd., a subsidiary of HNA Group Co., Ltd. (“HNA Group”), a privately held, limited company existing under the laws of the PRC.

Pursuant to the Merger Agreement, on December 5, 2016, each share of Ingram Micro’s Class A common stock (“common stock”), other than (i) shares held by Ingram Micro (other than shares in an Ingram Micro employee plan) or owned by Tianjin Tianhai or any of its subsidiaries, or held by any subsidiary of Ingram Micro, and (ii) shares held by holders who have perfected and not withdrawn demands for, or lost the right to, appraisal rights under Delaware law (the shares in clauses (i) and (ii) collectively being referred to as “Excluded Shares”), was cancelled and converted automatically into the right to receive $38.90 in cash (the “Per Share Merger Consideration”).

The description of the Merger Agreement and Merger contained in this Introduction does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Ingram Micro’s Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on February 17, 2016 and Exhibit 2.1 of Ingram Micro’s Current Report on Form 8-K filed with the SEC on November 10, 2016.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction above and Item 5.01 below is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On December 5, 2016, the amendments to the Company’s revolving senior unsecured credit facility, trade accounts receivable backed financing program and senior unsecured notes indentures described in Item 2.03 of the Company’s Current Report on Form 8-K filed with the SEC on October 19, 2016, which is incorporated into this Item 2.03 by reference, became effective.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

As a result of the Merger, each share of Ingram Micro’s common stock issued and outstanding immediately prior the effective time of the Merger was cancelled and, other than the Excluded Shares, was converted into the right to receive the Per Share Merger Consideration. Accordingly, on December 5, 2016, Ingram Micro notified the New York Stock Exchange (the “NYSE”) that shares of Ingram Micro’s common stock should be removed from listing on the NYSE and requested that the NYSE file with the SEC a Form 25 to report the delisting of Ingram Micro’s common stock from the NYSE. Shares of Ingram Micro’s common stock will be removed from listing on the NYSE prior to market open on December 6, 2016. Also, on December 5, 2016, the NYSE filed the Form 25 with the SEC in order to provide notification of such delisting and to effect the deregistration of Ingram Micro’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Item 3.03.	Material Modifications to Rights of Security Holders

As a result of the consummation of the Merger on December 5, 2016, each share of Ingram Micro’s common stock issued and outstanding immediately prior the effective time of the Merger (other than the Excluded Shares) was converted into the right to receive the Per Share Merger Consideration.

At the effective time of the Merger: (i) each outstanding share of common stock (other than Excluded Shares) was converted into the Per Share Merger Consideration, (ii) each of the Company’s fully vested options was cancelled and converted into the right to receive an amount equal to the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such option, (ii) each of the Company’s fully vested restricted stock units was cancelled and converted into the right to receive an amount equal to the Per Share Merger Consideration, (iii) each of the Company’s unvested options was cancelled, and the holder became eligible to receive an amount equal to the excess, if any, of the Per Share Merger Consideration over the per share exercise price of such option, payable in installments pursuant to a vesting schedule set forth in the Merger Agreement and (iv) each share of the Company’s restricted stock and each of the Company’s unvested restricted stock units was cancelled, and the holder became eligible to receive an amount equal to the Per Share Merger Consideration for each such cancelled share pursuant to a vesting schedule set forth in the Merger Agreement. With respect to any of the Company’s restricted stock units that were subject to the achievement of performance metrics, such performance metrics were deemed to have been achieved at target as of the effective time of the Merger.

Item 5.01.	Changes in Control of Registrant

The information set forth in the Introduction above and Item 5.02 below is incorporated herein by reference. Tianjin Tianhai funded the Per Share Merger Consideration through a combination of Tianjin Tianhai’s existing cash and cash equivalents, equity investments by other investors and debt financing. As of the effective time of the Merger, all of the issued and outstanding common stock of Ingram Micro is beneficially owned by Tianjin Tianhai.

This description of the Merger does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference to Exhibit 2.1 of Ingram Micro’s Current Report on Form 8-K filed with the SEC on February 17, 2016 and Exhibit 2.1 of Ingram Micro’s Current Report on Form 8-K filed with the SEC on November 10, 2016.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In connection with the consummation of the Merger, all of the directors of Ingram Micro as of immediately prior to the effective time of the Merger resigned from their positions as directors of the Company, effective as of the effective time of the Merger. Immediately following the effective time of the Merger, Cai Jian, director of Merger Sub, resigned as the Company’s sole director, and Xiangdong Tan, Bharat Bhise, Alain Monié, Dale Laurance, Jim McGovern, William Humes and Larry Boyd were appointed to the board of directors of the Company.

Pursuant to the Merger Agreement, the incumbent officers of the Company immediately prior to the effective time of the Merger continue as officers of the Company after the effective time of the Merger.

Effective December 16, 2016, William Humes and Larry Boyd will leave their positions as chief financial officer and executive vice president, secretary and general counsel, respectively. If each signs a general release, each will be eligible to receive the following benefits specified in the Company’s Executive Change in Control Plan: (i) a lump sum cash separation payment equal to twice his salary and target bonus; (ii) a pro-rated bonus for 2016; (iii) payments for health insurance coverage for 12 months; (iv) outplacement services; and (v) accelerated vesting of outstanding equity awards.

Effective December 16, 2016, Gina Mastantuono will become the Company’s chief financial officer, and Augusto Aragone Coppola will become executive vice president, secretary and general counsel for the Company. Both officers will report to chief executive officer Alain Monié.

Ms. Mastantuono, 46, joined Ingram Micro as executive vice president, finance, in April, 2013. She has been responsible for financial planning, controllership, analysis, SEC reporting, and treasury. Before joining Ingram Micro, Ms. Mastantuono spent six years at Revlon, most recently as senior vice president, chief accounting officer, controller, and international chief financial officer.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

In connection with the Merger, Ingram Micro’s certificate of incorporation and bylaws were amended and restated in their entirety. Copies of Ingram Micro’s amended and restated certificate of incorporation and amended and restated bylaws are attached as Exhibits 3.1 and 3.2, respectively, hereto and are incorporated herein by reference.

Item 8.01.	Other Events

A copy of the press release announcing the completion of the Merger is attached as Exhibit 99.1 hereto and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Ingram Micro Inc.

3.2	Amended and Restated Bylaws of Ingram Micro Inc.

99.1	Press Release dated December 6, 2016

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

INGRAM MICRO INC.
(Registrant)

Date: December 6, 2016	By:	/s/ Larry Boyd
		Name:	Larry Boyd
		Title:	Executive Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

3.1	Amended and Restated Certificate of Incorporation of Ingram Micro Inc.

3.2	Amended and Restated Bylaws of Ingram Micro Inc.

99.1	Press Release dated December 6, 2016